SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 18, 1999


                       VETERINARY CENTERS OF AMERICA, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   1-10787                    95-4097995
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


                        3420 Ocean Park Blvd., Suite 1000
                             Santa Monica, CA 90405
                    (Address of Principal Executive Offices)

                                 (310) 392-9599
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

Reference is made to Registrant's press releases issued on February 18, 1999 and March 9, 1999 which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. A copy of each press release is attached to this Form 8-K as Exhibit 99.1 and Exhibit 99.2.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 9, 1999                          VETERINARY CENTERS OF AMERICA, INC.


                                       By:  /S/ THOMAS W. FULLER
                                           ------------------------------------
                                            Thomas W. Fuller

                                            Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBITS                                                            PAGE NUMBER
--------                                                            -----------

99.1    Press Release dated February 18, 1999 announcing fourth          1
        quarter and year end earnings.

99.2    Press Release dated March 9, 1999.                               4